NATIONWIDE MUTUAL FUNDS
Nationwide Portfolio Completion Fund

Supplement dated July 29, 2014
to the Summary Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective July 31, 2014, the chart under the heading “Principal Investment Strategies” in the right-hand column on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Asset Class	Target Allocation Range	Benchmark Index
Treasury Inflation-Protected Securities	5% – 20%	Barclays U.S. Government Inflation-Linked Bond Index
International bonds	15% – 45%	S&P/Citigroup International Treasury Bond ex-U.S. Index (hedged)
High-yield bonds	5% – 20%	Markit CDX North American High Yield 5-year Total Return Index
Emerging market bonds	5% – 20%	Markit CDX Emerging Markets 5-year Total Return Index
Emerging market stocks	5% – 20%	MSCI Emerging Markets® Net Total Return Index
Commodities	5% – 25%	Dow Jones-UBS Roll Select Commodity Total Return Index
Global real estate stocks	5% – 20%	Dow Jones Global Select Real Estate Securities IndexSM

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